AMENDMENT dated as of December 29, 2022 (this “Amendment”), relating to the GUARANTEE AND COLLATERAL AGREEMENT dated as of January 31, 2017 (as amended, supplemented or otherwise modified from time to time, the “Guarantee and Collateral Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), certain Subsidiaries of Terex from time to time party thereto and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as collateral agent (in such capacity, the “Collateral Agent”).
A.Terex has requested that the Guarantee and Collateral Agreement be amended as set forth herein.
B.The Lenders party hereto, constituting the Required Lenders, are willing to consent to such amendment on the terms and subject to the conditions set forth herein.
C.Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement or in the Credit Agreement referred to therein. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2. Amendment to Guarantee and Collateral Agreement. Effective as of the Effective Date (as defined below), the Guarantee and Collateral Agreement is hereby amended as follows:
(a) Section 1.02 of the Guarantee and Collateral Agreement is hereby amended by inserting the following definition in appropriate alphabetical order therein:
“Terex Global” means Terex Global GmbH, a limited liability company organized under the laws of Switzerland.
(b) The definition of the term “Cash Management Services” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:
“Cash Management Services” means treasury management services (including controlled disbursements, zero balance arrangements, cash sweeps, automated clearinghouse transactions, return items, overdrafts, temporary advances and interstate depository network services) provided to Terex or any Restricted Subsidiary.

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(c) The definition of the term “Obligations” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:
“Obligations” shall mean (a) the Loan Document Obligations, (b) the due and punctual payment and performance of all obligations of each Loan Party and Terex Global under each Hedging Agreement that (i) is in effect on the Restatement Effective Date with a counterparty that is (x) the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Restatement Effective Date or (y) a Lender or an Affiliate of a Lender under (and as defined in) the Existing Credit Agreement immediately prior to the Restatement Effective Date or (ii) is entered into after the Restatement Effective Date with any counterparty that is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (c) the due and punctual payment and performance of all obligations of each Loan Party under each Additional L/C Facility and each Contract Loan Facility and (d) the due and punctual payment and performance of all obligations of Terex and each Restricted Subsidiary arising in respect of Cash Management Services that are owed to (i) the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender or (ii) any Person that, at the time such obligations were incurred, was the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender, provided that, Obligations shall not include, with respect to any Grantor, Excluded Swap Obligations of such Grantor.
(d) The definition of the term “Secured Parties” set forth in Section 1.02 of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:
“Secured Parties” shall mean (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) each Issuing Bank, (e) each counterparty to any Hedging Agreement with a Loan Party or Terex Global that either (i) is in effect on the Restatement Effective Date if such counterparty is (x) the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender as of the Restatement Effective Date or (y) a Lender or an Affiliate of a Lender under (and as defined in) the Existing Credit Agreement immediately prior to the Restatement Effective Date or (ii) is entered into after the Restatement Effective Date if such counterparty is the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender at the time such Hedging Agreement is entered into, (f) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document, (g) each Additional L/C Issuing Bank, (h) each Contract Loan Revolving Lender, (i) each Person to whom obligations in respect of Cash Management Services are owed that is (or at the time such obligations were incurred, was) the Administrative Agent or a Lender or an Affiliate of the Administrative Agent or a Lender and (j) the successors and assigns of each of the foregoing.

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SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each Loan Party party hereto hereby represents and warrants to the Administrative Agent, the Collateral Agent and each of the Lenders that:
(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(b) At the time of and immediately after giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.
(c) At the time of and immediately after giving effect to this Amendment, no Event of Default or Default has occurred and is continuing.
SECTION 4. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Effective Date”):
(a) the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of Terex, each Subsidiary Borrower, each Subsidiary Guarantor and Lenders collectively constituting the Required Lenders;
(b) the representations and warranties set forth in Section 3 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect, dated the Effective Date and signed by a President, a Vice President or a Financial Officer of Terex; and
(c) Terex shall have paid to the Administrative Agent all amounts due and payable by it on or prior to the Effective Date including, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party under any Loan Document.

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The Administrative Agent shall notify Terex and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Consent and Reaffirmation. Terex, each other Borrower and each Subsidiary Guarantor hereby (a) consents to this Amendment, (b) agrees that, notwithstanding the effectiveness of this Amendment, the Guarantee and Collateral Agreement, the North Atlantic Guarantee Agreement and each of the other Security Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge and/or grant (in the case of a Grantor (as defined in the Guarantee and Collateral Agreement)) of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations as modified hereby. Without limiting the foregoing, nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations or instruments guaranteeing or securing the same, which Loan Documents, Obligations and instruments shall remain and continue in full force and effect.
SECTION 6. Applicable Law; Waiver of Jury Trial; Jurisdiction; Consent to Service of Process. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. The provisions of Section 9.11 and Section 9.15 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.
SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), including both paper and electronic counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. Federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Each of the parties represents and warrants to the other parties that it has the corporate or analogous capacity and authority to execute this Amendment through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
SECTION 8. Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 9. Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
By
/s/Scott Posner
Name: Scott Posner
Title: Senior Vice President

NEW TEREX HOLDINGS UK LIMITED,
by
/s/Scott Posner
Name: Scott Posner
Title: Director

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY,
by
/s/David O'Beirne
Name: David O'Beirne
Title: Director

[Signature Page to Amendment to Guarantee and Collateral Agreement]

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EXECUTED by TEREX AUSTRALIA PTY LTD ACN 010 671 048 in accordance with section 127(1) of the Corporations Act 2001 (Cth) by authority of its directors:

/s/Julie Beck
Signature of director

 JULIE BECK_________________
Name of director (block letters)
) ) ) ) ) ) ) ) ) ) ) )	/s/ Scott Posner Signature of company secretary SCOTT POSNER Name of company secretary (block letters)

[Signature Page to Amendment to Guarantee and Collateral Agreement]

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GENIE INDUSTRIES, INC. TEREX SOUTH DAKOTA, INC. TEREX WASHINGTON, INC. TEREX ADVANCE MIXER, INC.,

/s/Scott Posner
Name: Scott Posner
Title: Vice President

TEREX USA, LLC,
By
/s/Scott Posner
Name: Scott Posner
Title: Senior Vice President

TEREX UTILITIES, INC.,
By
/s/Scott Posner
Name: Scott Posner
Title: President

[Signature Page to Amendment to Guarantee and Collateral Agreement]

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CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Administrative Agent and Collateral Agent,

By
/s/William O'Daly
Name: William O'Daly
Title: Authorized Signatory

By
/s/Heesu Sin
Name: Heesu Sin
Title: Authorized Signatory

[Signature Page to Amendment to Guarantee and Collateral Agreement]

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: Credit Suisse AG, Cayman Islands Branch

By	/s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory
For any institution requiring a second signature line:
By	/s/Heesu Sin
Name: Heesu Sin
Title: Authorized Signatory

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: Bank of America, N.A.__________________________

By	/s/ Michael Contreras
Name: Michael Contreras
Title: Director

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: BARCLAYS BANK PLC

By	/s/ Warren Veech III
Name: Warren Veech III
Title: Vice President

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: BNP Paribas

By	/s/Andrew Strait
Name: Andrew Strait
Title: Managing Director
For any institution requiring a second signature line:
By	/s/Monica Tilani
Name: Monica Tilani
Title: Director

[[5963943]]

LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: HSBC BANK USA, NATIONAL ASSOCIATION_______

By	/s/Jack Kelly
Name: Jack Kelly
Title: Senior Vice President #23204

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: HSBC UK BANK PLC_________________

By	/s/ Steven Sherratt
Name: Steven Sherratt
Title: Regional Director, International Subsidary Banking

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: JPMORGAN CHASE BANK, N.A.

By	/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: MIZUHO BANK, LTD.

By	/s/ Donna DeMagistris
Name: Donna DeMagistris
Title: Executive Director

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LENDER SIGNATURE PAGE TO THE AMENDMENT DATED AS OF THE DATE FIRST WRITTEN ABOVE TO THE TEREX CORPORATION GUARANTEE AND COLLATERAL AGREEMENT

Name of Institution: SANTANDER BANK, NA

By	/s/ Felix Nebrat
Name: Felix Nebrat
Title: SVP

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